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                                                                   Exhibit 10.15

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                           WAIVER AND FIFTH AMENDMENT
                               TO CREDIT AGREEMENT



                                     BETWEEN



                 HARKEN EXPLORATION COMPANY, XPLOR ENERGY, INC.
          HARKEN ENERGY WEST TEXAS, INC., SOUTH COAST EXPLORATION CO.,
                            XPLOR ENERGY SPV-1, INC.,
                         HARKEN GULF EXPLORATION COMPANY



                                       AND


                                  BANK ONE, NA,
                               AS AGENT AND LENDER
                        AND THE LENDERS SIGNATORY HERETO


                        Effective as of October 29, 2002



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             REDUCING REVOLVING LINE OF CREDIT OF UP TO $100,000,000

                       -----------------------------------



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                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I   DEFINITIONS .............................................       1
   1.01     Terms Defined Above .....................................       1
   1.02     Terms Defined in Agreement ..............................       1
   1.03     References ..............................................       1
   1.04     Articles and Sections ...................................       2
   1.05     Number and Gender .......................................       2
ARTICLE II  WAIVERS .................................................       2
   2.01     Waivers .................................................       2
   2.02     Limitation on Waivers ...................................       2
ARTICLE III AMENDMENTS ..............................................       2
   3.01     Amendment of Section 1.2 ................................       2
   3.02     Amendment of Section 2.9(a) .............................       2
ARTICLE IV  CONDITIONS ..............................................       3
   4.01     Receipt of Documents ....................................       3
   4.02     Accuracy of Representations and Warranties ..............       3
   4.03     Matters Satisfactory to Lenders .........................       3
ARTICLE V   REPRESENTATIONS AND WARRANTIES ..........................       4
ARTICLE VI  RATIFICATION ............................................       4
ARTICLE VII MISCELLANEOUS ...........................................       4
   7.01     Scope of Amendment ......................................       4
   7.02     Agreement as Amended ....................................       4
   7.03     Parties in Interest .....................................       4
   7.04     Rights of Third Parties .................................       4
   7.05     ENTIRE AGREEMENT ........................................       4
   7.06     GOVERNING LAW ...........................................       5
   7.07     JURISDICTION AND VENUE ..................................       5

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                 WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT

     This WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment") is made and entered into effective as of October 29, 2002, between HARKEN EXPLORATION COMPANY, a Delaware corporation, XPLOR ENERGY, INC., a Texas corporation, HARKEN ENERGY WEST TEXAS, INC., a Delaware corporation, XPLOR ENERGY SPV-1, INC., an Oklahoma corporation, and HARKEN GULF EXPLORATION COMPANY, a Delaware corporation (collectively the "Borrower"), each lender that is signatory hereto or becomes a signatory hereto as provided in Section 9.1, (individually, together with its successors and assigns, a "Lender", and collectively together with their respective successors and assigns, the "Lenders"), and BANK ONE, NA, a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity pursuant to the terms hereof, the "Agent") (as successor by merger to Bank One, Texas, National Association).

                               W I T N E S S E T H

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated August 11, 2000, as amended by First Amendment to Credit Agreement dated December 21, 2000, as further amended by Second Amendment to Credit Agreement dated December 31, 2000, as further amended by Third Amendment to Credit Agreement dated May 11, 2001, and as further amended by Waiver and Fourth Amendment dated March 21, 2002 (the "Agreement"), to which reference is here made for all purposes;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Fifth Amendment, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.01 Terms Defined Above. As used herein, each of the terms "Agent," "Agreement," "Borrower," "Fifth Amendment," "Lender," and "Lenders" shall have the meaning assigned to such term hereinabove.

     1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03 References. References in this Fifth Amendment to Article or Section numbers shall be to Articles and Sections of this Fifth Amendment, unless expressly stated herein to the contrary. References in this Fifth Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this Fifth Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

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     1.04 Articles and Sections. This Fifth Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Fifth Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II
                                     WAIVERS

     2.01 Waivers. The Lenders hereby waive any Default or Event of Default arising under the Agreement or any other Loan Document solely as a result of violations of Sections 6.13 and 6.18 for the quarter ending September 30, 2002.

     2.02 Limitation on Waivers. The scope of the waivers set forth in Section
2.1 are expressly limited to their terms and do not extend to any other or future breaches, Defaults, violations or Events of Default under the Agreement or any other Loan Document.

                                  ARTICLE III
                                   AMENDMENTS

     The Borrower and the Lenders hereby amend the Agreement in the following particulars:

     3.01 Amendment of Section 1.2. 1.01 Section 1.2 of the Agreement is hereby amended as follows:

     The following definitions are amended to read as follows:

     "Current Assets" shall mean all assets which would, in accordance with GAAP, be included as current assets on the balance sheet of the Borrower or Guarantor, as the case may be, as of the date of calculation, plus any amounts available under this Agreement.

     "Current Liabilities" shall mean all liabilities which would, in accordance with GAAP, be included as current liabilities on the balance sheet of the Borrower or Guarantor, as the case may be, as of the date of calculation.

     3.02 Amendment of Section 2.9(a). Section 2.9(a) of the Agreement is hereby amended as follows:

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     "2.9  Borrowing Base Determinations. (a) The Borrowing Base is acknowledged by the Borrower and the Lenders to be $5,287,000 effective upon execution of this Fifth Amendment. Commencing on November 1, 2002, and continuing on the first day of each calendar month until the next Borrowing Base review, the amount of the Borrowing Base shall be reduced by $225,000."

     3.03 Amendment of Section 6.13. Section 6.13 of the Agreement is hereby amended to read as follows:

     "6.13 Current Ratio of the Guarantor. Guarantor shall not permit the ratio of Current Assets to Current Liabilities, but excluding current maturities under this Agreement and current maturities of the European Notes, to be less than 1.15 to 1.00 at any time."

     3.04 Amendment of Section 6.18. Section 6.18 of the Agreement is hereby amended to read as follows:

     "6.18 Current Ratio of the Borrower. Borrower shall not permit, as of the close of any fiscal quarter, the ratio of Current Assets, but excluding inter-company receivables from the Guarantor, to Current Liabilities, but excluding current maturities under this Agreement, to be less than 1.00 to
     1.00 at any time."

                                   ARTICLE IV
                                   CONDITIONS

     The obligation of the Lenders to amend the Agreement as provided in Article III is subject to the fulfillment of the following conditions precedent:

     4.01 Receipt of Documents. The Lenders shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Agent:

     (a) multiple counterparts of this Fifth Amendment, as requested by the Agent;

     (b) payment of $1,000,000 to reduce the outstanding Loan Balance to equal the amount of the Borrowing Base of $5,287,000; and

     (c) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Agent may reasonably request.

     4.02 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Agreement and this Fifth Amendment shall be true and correct.

     4.03 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lenders.

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                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby expressly re-makes, in favor of the Lenders, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                   ARTICLE VI
                                  RATIFICATION

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this Fifth Amendment.

                                  ARTICLE VII
                                  MISCELLANEOUS

     7.01 Scope of Amendment. The scope of this Fifth Amendment is expressly limited to the matters addressed herein and this Fifth Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Fifth Amendment.

     7.02 Agreement as Amended. All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Fifth Amendment.

     7.03 Parties in Interest. All provisions of this Fifth Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.

     7.04 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Agent, Lenders and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lenders at any time if in their sole discretion it deems it advisable to do so.

     7.05 ENTIRE AGREEMENT. THIS FIFTH AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIFTH AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

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SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL
AGREEMENTS AMONG THE PARTIES.

     7.06 GOVERNING LAW. THIS FIFTH AMENDMENT, THE AGREEMENT AND THE NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

     7.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIFTH AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDERS HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDERS IN ACCORDANCE WITH THIS SECTION.

     IN WITNESS WHEREOF, this Fifth Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                   BORROWER

                                   HARKEN EXPLORATION COMPANY

                                   XPLOR ENERGY, INC.

                                   HARKEN ENERGY WEST TEXAS, INC.

                                   SOUTH COAST EXPLORATION CO.

                                   XPLOR ENERGY SPV-1, INC.

                                   HARKEN GULF EXPLORATION COMPANY

                                   By: /s/ Anna Williams
                                       ---------------------------------------
                                       Anna Williams
                                       Senior Vice President and Chief Financial
                                       Officer

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                             GUARANTOR

                             HARKEN ENERGY CORPORATION

                             By: /s/ Anna Williams
                                 ----------------------------------------------
                                     Anna Williams
                                     Senior Vice President and Chief Financial
                                     Officer

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                                            AGENT AND LENDER

                                            BANK ONE, NA (Main Office Chicago)

                                            By: /s/ Jo Linda Papadakis
                                               -------------------------------
                                                Jo Linda Papadakis
                                                Associate Director

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